Supplement to

CALVERT VARIABLE SERIES, INC.
Ameritas Income & Growth Portfolio

Prospectus dated April 30, 2006

Date of Supplement: September 29, 2006

In the portfolio manager chart under "Subadvisors and Portfolio Managers" on page 8 of the Prospectus, add the following portfolio manager for Fred Alger Management, Inc. after the information provided for Kevin D. Collins, CFA:

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team
Andrew Silverberg	Vice President, Co-Portfolio Manager, Senior Analyst	Mr. Silverberg has been with Alger since September 2001.

Mr. Silverberg is a Vice President, Co-Portfolio Manager and Senior Analyst responsible for media & entertainment, internet and consumer software, gaming and gaming equipment, and hotels and leisure industries. He also assists on Alger's MidCap portfolios. Mr. Silverberg has seven years of experience. He joined Alger in September 2001 from Mark Asset Management Corp.

Mr. Silverberg makes most individual purchase and sell decisions.

In the portfolio manager chart under "Subadvisors and Portfolio Managers" on page 8 of the Prospectus, the disclosure under "Role on Management Team" for Dan C. Chung, CFA, is deleted and replaced with the following:

Mr. Chung and Mr. Collins review portfolio holdings and performance on a regular basis and occasionally direct/suggest changes to Mr. Silverberg's positioning.

In the portfolio manager chart under "Subadvisors and Portfolio Managers" on page 8 of the Prospectus, the disclosure under "Role on Management Team" for Kevin D. Collins, CFA, is deleted and replaced with the following:

Mr. Chung and Mr. Collins review portfolio holdings and performance on a regular basis and occasionally direct/suggest changes to Mr. Silverberg's positioning.